UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: July 3, 2007

NASCENT WINE COMPANY, INC.

(Exact name of Registrant as specified in charter)

Nevada	333-120949	82-0576512
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2355-A Paseo de las Americas
San Diego, California	92154
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (619) 661-0458

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On July 3, 2007, the Registrant sold $8,000,000 face amount of its Series A Convertible Preferred Stock, par value $.001 per share, to York Select Unit Trust, York Credit Opportunities and York Select (collectively “York”).  The Series A Convertible Preferred Stock is convertible into 20,000,000 shares of the Registrant’s common stock, par value $.001, of the Company (“Common Stock”), based upon a conversion price of $.40 per share and a liquidation amount of $8.00 per share.

As additional consideration for the purchase of the Series A Convertible Preferred Stock, the Registrant issued to York (i)  a Series A-1 warrant (the “Series A-1 Warrant”) to purchase 500,000 additional shares of Series A Convertible Preferred Stock, convertible into 10,000,000 shares of Common Stock at an exercise price of $0.40 per share; (ii) a Series A-2 warrant (the “Series A-2 Warrant”) to purchase 375,000 shares of Series A Convertible Preferred Stock, convertible into 7,500,000 shares of Common Stock at an exercise price of $0.40 per share and (iii) a Series B warrant (the “Series B Warrant”)to purchase an aggregate of 375,000 shares of the Registrant’s Series B Convertible Preferred Stock for a total purchase price of $3,000,000.  The Series B Warrant is exercisable into shares of the Registrant’s  Series B Convertible Preferred Stock at an exercise price equal to 33% of the volume weighted average closing price of the Registrant’s common stock for the 30 days prior to exercise.  The Series A-1 Warrant expires July 3, 2010.  The Series A-2 Warrant and the Series B Warrant expire July 3, 2014.

In connection with the York transaction, the Registrant paid a cash finder’s fee of $560,000 and issued to the finder an aggregate of 1,600,000 common stock purchase warrants, each warrant exercisable to purchase one share of the Company’s common stock at any time until July 3, 2010 at a purchase price of $.40 per share.  In the event that York exercises its Series A-1 and Series A-2 Warrants, the finder will receive 7% of the cash exercise price, together with warrants to purchase 8% of the total number of shares purchased upon exercise of the Series A-1 and Series A-2 warrants, carrying the same terms and conditions as the above-described warrants issued to York.

The Registrant is required to file a registration statement by August 2, 2007 for the 20,000,000 shares of Common Stock into which the Series A Convertible Preferred Stock can be converted.  All of the shares of Common Stock underlying the Series A Convertible Preferred Stock issuable upon exercise of the Series A-1 Warrant and the Series A-2 Warrant, the Series B Convertible Preferred Stock issuable upon exercise of the Series B Warrant and the warrants issued to the finder are subject to demand registration rights by York and the finder.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

10.1	Series A Convertible Preferred Stock and Warrant Purchase Agreement.

10.2	Series A Preferred Stock Certificate of Designation.

10.3	Series B Preferred Stock Certificate of Designation

10.4	Registration Rights Agreement.

10.5	Form of Series A-1 Warrant.

10.6	Form of Series A-2 Warrant.

10.7	Form of Series B Warrant.

10.8	Stockholders Agreement.

10.9	Director Indemnification Agreement.

10.10	Confidentiality, Non-Competition and Non-Solicitation Agreement.

10.11	York Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nascent Wine Company, Inc.
(Registrant)

Date: July 9, 2007	By:	/s/ Sandro Piancone
		Name:	Sandro Piancone
		Its:	Chief Executive Officer